Investor Presentation October 2009 Exhibit 99.1

(1) The reserve estimates provided throughout this document are effective as of 10/1/09, and reflect all divestitures announced year-to-date and expected shallow
         Appalachia and Mid-Continent divestitures, and reflect a strip price adjusted for differentials and excluding hedge effects. Strip pricing ($ per Mcf / $ per Bbl):
         $3.75/ $70.00, $5.50/$75.00, $6.50/$80.00 for Q4 2009, 2010, 2011 respectively and $7.00/$80.00 thereafter
Company Overview
(1)
Significant shale upside with a solid base of conventional assets
• 1.2 Tcfe of Proved Reserves
– 235 Mmcfe/d
of current net production, reserve life of 14.3
years
and 68%
Proved Developed
– 120 Bcfe of shale assets booked as proved with potential for significant reserve adds in year-end reserve report
• Significant Unproved Upside
– 1.8 Tcfe of probable and possible reserves
– 8.6 – 14.2 Tcfe of potential reserves
– 4,800 – 7,900 shale locations
– 5,300 low-risk development locations
– ~1.0 million net acres
• 44,000 net acres in the Haynesville play and pursuing
additional acquisition and leasing opportunities
• 348,000 net acres in the Marcellus play
• Successfully shifted focus from acquisitions to
developing shale acreage
–
Haynesville operated production reached a high of 185 Mmcf/d gross in less than a year

Keys to EXCO’s Strategy
• Capital discipline
– Continue to spend within cash flow
– Maintain liquidity
• Held-by-production acreage
– Enables the most efficient execution
of field development
• Appropriate development pace
– Focus on efficiency and effectiveness
to achieve maximum returns
• Focus on midstream and takeaway
– Must control infrastructure to maximize
value
Right Assets Right People Right Strategy
We have a significant position
in two of the most prolific
resource plays in North America
along with a focused core
of non-shale assets
We have a dedicated, industry
leading technical staff and a
management team with a
track record of delivering results
We are financially and
operationally positioned
to effectively grow and
develop our assets, even
in the current industry cycle
Equity Value Growth

Shifting Our Strategy
Execution of our strategy provided the assets for tremendous future growth
•
Acquisition driven historically
– Sought long-life assets with low risk drilling, strong basis, and proximity to markets
– Focused on areas with follow-up acquisition opportunities
– Entered East Texas / North Louisiana in 1998 pursuing Cotton Valley production
– Entered Appalachia in 2004 pursuing shallow production and consolidation opportunities
•
Discovery of Haynesville and Marcellus shales in East Texas / North
Louisiana and Appalachia, respectively
– Evaluated opportunities and drilled test wells
– Began to expand technical staff
– Sold non-strategic assets in all divisions – predominately high-cost with low upside
Organic production growth rate: 5 –
10% 30 – 40%

Delivering What We Promise
Executing on our 2009 strategic plans
Joint venture partner
– Joint venture with BG Group positions EXCO for dramatic upstream and midstream growth
– Aligns EXCO with a world leader in developing and marketing natural gas
Asset sales
– Closed ~$450 million in divestitures to date
– Incremental $685 million anticipated in Q4 2009
Debt reduction
(1)
– Reduced debt by $2.0 billion or ~67%
– Increased liquidity to approximately $850 million
Shale focus
– Spent ~60% of capital in first half 2009 on shale upstream and midstream projects
– Built up technical staff while moving towards Haynesville development and Marcellus evaluation
– Examining possible Appalachia joint venture
(1) Pro forma for expected shallow Appalachia and Mid-Continent divestitures

Financial Snapshot
Significant liquidity with tremendous organic growth
(1) As of September 2009
(2) EBITDA and capital expenditures for EXCO include 50% of the EBITDA and capital expenditures from TGGT
(3) Pro forma for expected shallow Appalachia and Mid-Continent divestitures
(dollars in millions) Current
(1)
2010E 2014E
Production (Mmcfe/d) 235 290 - 340 1,100+
Proved reserves (Tcfe) 1.2 1.5 - 1.6 5.2 - 5.7
Capital expenditures
(2)
$445 - $495 $1,100+
EBITDA
(2)
$645 - $695 $2,100+
(dollars in millions) Current
(1)
Pro forma
(3)
Cash 137 $        137 $
Bank debt 1,265 $     580 $
Senior notes (7 1/4%) 445 445
Total debt 1,710 $     1,025 $
Borrowing base 1,700 $     1,300 $
Unused borrowing base 445 715
Unused borrowing base plus cash 582 852

Joint Venture With BG Group
Strategic partner with shared vision
• Sold 50% interest in Area of Mutual Interest (AMI)
– 580 Bcfe of proved reserves and 155 Mmcfe/d within AMI
• Cash flow implications
– Haynesville development will be accelerated, but capital expenditures will be reduced
– In addition to the $727 million
(1)
in cash at closing for the upstream assets, BG Group has
committed $400 million to pay 75% of EXCO’s deep drilling and completion costs
•
BG Group will pay 87.5% of first $1.1 billion of capital investment for its 50% ownership
•
EXCO will pay 12.5% of the first $1.1 billion of capital investment for its 50% ownership
– As a result, EXCO will generate significant free cash flow for many years
– Resulting F&D on “carried” wells could be $0.25 - $0.50 per Mcf
• Midstream structure
– East Texas/North Louisiana Midstream assets were contributed to a newly formed LLC
– BG Group purchased 50% of new LLC for $269 million
(1)
– Planning is underway for expansions from 2010 to 2012
• Vernon upstream and midstream assets are not included in BG Group transaction
(1) Subject to normal post closing purchase price adjustments

Asset Divestiture Program
High grading our portfolio
• Initiated asset divestiture program in Q1 2009
• Identified non-strategic, low upside assets across all divisions
• Made strategic decision to primarily focus capital and technical capabilities toward shale development
• Closed nearly $450 million with additional $685 million expected in Q4 2009
East Texas /
North Louisiana Appalachia Midcontinent
Permian /
Rockies Total
Production (Mmcfe/d) 24                     14              61               5                  104
Reserves (Bcfe) 206                   132            336             33               707

Pennsylvania
West Virginia
Texas
Louisiana
EXCO Operations Area

Reserve Base
Pro forma for BG transaction and 2009 divestiture program
(1)
(1) Pro forma for expected shallow Appalachia and Mid-Continent divestitures
Proved: 0.3 Tcfe
3P: 0.5 Tcfe
3P+: 7.5 – 13.1 Tcfe
Production: 37 Mmcfe/d
Gross acreage: 714,000
Net acreage: 640,000
Appalachia
Proved Reserves = 1.2 Tcfe
3P Reserves = 3.0 Tcfe
3P+ Reserves = 11.6 – 17.2 Tcfe
Current Production = 235 Mmcfe/d
Gross acreage: 1,107,000
Net acreage: 910,000
Permian
Proved: 0.1 Tcfe
3P: 0.1 Tcfe
3P+: 0.3 Tcfe
Production: 20 Mmcfe
Gross acreage: 143,000
Net acreage: 102,000
East Texas / North Louisiana
Proved: 0.8 Tcfe
3P: 2.4 Tcfe
3P+: 3.8 Tcfe
Production: 177 Mmcfe
Gross acreage: 250,000
Net acreage: 168,000

Non-shale
31%
Haynesville
28%
Marcellus
35%
Corporate
6%
2010 Capital Focus
Preliminary capital plan
(dollars in millions) 2010E
Haynesville
Drilling 65 $
Land 25
Seismic 5
Exploration 15
Other 15
     Total Haynesville 125
Marcellus
Drilling 75
Land 20
Seismic 15
Midstream 30
Other 15
     Total Marcellus 155
Non-shale
Drilling 85
Land 3
Seismic 7
Midstream 5
Exploration 10
Other 25
     Total Non-shale 135
Corporate and other 25
Total capital 440 $
63% Shale
Haynesville capital is net of $240 million of EXCO capital carried by BG Group

Financial Overview Investor Presentation October 2009

Liquidity and Financial Position
Pro forma for BG Group transaction and 2009 divestitures
(1) June 30, 2009 cash includes $58 million of deposits received in the second quarter related to Q3 divestitures and the JV transactions
(2) $38 million was deposited before June 30, 2009
(3) $20 million was deposited before June 30, 2009
(4) Subject to normal post closing purchase price adjustments
(5) Excludes unamortized bond premium
(6) Due January 15, 2010.  LIBOR plus 6% with LIBOR floor of 4%
(7) Net of $4.8 million in letters of credit
Closed BG Group Expected
As of June 30, 2009 Actual
(1)
Divestitures
(2)(4)
Joint Ventures
(3)(4)
Divestitures
(4)
Pro Forma
Cash 169 $             (38) $               (20) $                    - $                 111 $
Bank debt (L + 175 - 250bps) 2,298 (356) (696) (685) 561
Senior notes (7 1/4%)
(5)
445 - - - 445
Senior unsecured term loan (10%)
(6)
300 - (300) - -
Total debt 3,043 $          (356) $             (996) $                   (685) $              1,006 $
Net debt 2,874 $          895 $
Borrowing base 2,475 $          1,300 $
Unused borrowing base
(7)
172 $             734 $
Unused borrowing base plus cash
(7)
341 $             845 $

Derivatives Position
• Pro forma production currently 235 Mmcfe/d
• Total of 132 Bcfe hedged at $8.95 per Mcfe
• PEPL basis swaps for the remainder of 2009; 10 Mmcf/d swapped at
NYMEX minus $1.10
• Evaluating current derivatives position in light of recent divestitures
(1) Based on production guidance
NYMEX Contract Contract Equivalent Contract
natural gas price per NYMEX oil price per Per day price per Percent
(in thousands, except price) Mmbtu Mmbtu Bbls Bbl Hedged Equivalent hedged
(1)
Q4 2009 23,450 8.08 398 80.66 280.9 8.58 117%
2010 66,298 7.62 1,568 104.64 207.4 8.84 64%
2011 12,775 7.48 1,095 113.10 53.0 11.34 10%
2012 5,490 5.91 92 109.30 16.5 7.03 2%
2013 5,475 5.99 - - 15.0 5.99 1%
Total 113,488 7.54 $        3,152 104.68 $    8.95 $

Development Plan
Reflects $240 million of BG Group carry in 2010, $160 million in 2011
(1) Does not include TGGT capital
Average rig count assumptions 2010E 2011E 2012E 2013E 2014E
Conventional 3              8              11            16            10
Haynesville 14            21            26            26            26
Marcellus 1              3              5              6              7
Total 18            32            42            48            43
Average well cost assumptions 2010E 2011E 2012E 2013E 2014E
Haynesville - DeSoto 9.0 $        8.5 $        8.5 $        8.5 $        8.5 $
Haynesville - Other 7.5           7.0           7.0           7.0           7.0
Marcellus 5.0           4.5           4.0           4.0           4.0
Capital spending assumptions 2010E 2011E 2012E 2013E 2014E
Drilling and completion 225 $        675 $        1,225 $     1,375 $     1,150 $
Land and seismic 75            35            35            35            35
Operations and other 55            55            60            60            60
Midstream
(1)
35            40            40            20            10
Exploration 25            10            -           -           -
Corporate and other 25            25            25            25            25
Total 440 $        840 $        1,385 $     1,515 $     1,280 $
Projected Capital Expenditures
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2010E 2011E 2012E 2013E 2014E
Drilling and completion Other capital
Projected Average Rig Count
-
10
20
30
40
50
60
2010E 2011E 2012E 2013E 2014E
Conventional Haynesville Marcellus

Production Profile
• Growth profile initially driven by
Haynesville development
• Marcellus contribution
accelerates in 2012 and beyond
• Opportunity to increase Marcellus
activity through improvement in
infrastructure, regulatory
environment and service
availability
• No impacts from Bossier potential
• Increased commodity price
environment would lead to
increased spending on
conventional assets
Projected Exit Rate
-
200
400
600
800
1,000
1,200
1,400
2009E 2010E 2011E 2012E 2013E 2014E
Low High
Projected Average Yearly Production
-
200
400
600
800
1,000
1,200
1,400
2010E 2011E 2012E 2013E 2014E
Low High

Production Profile and Proved Reserve Growth
(dollars in millions) Current
(1)
2010E 2014E
Production (Mmcfe/d) 235 290 - 340 1,100+
Proved reserves (Tcfe) 1.2 1.5 - 1.6 5.2 - 5.7
Capital expenditures
(2)
$445 - $495 $1,100+
EBITDA
(2)
$645 - $695 $2,100+
Proved Reserves (Tcfe) 2010E 2011E 2012E 2013E 2014E
Low 1.5           2.8           3.9           4.9           5.2
High 1.6           3.0           4.6           5.4           5.7

Projected Financial Results
• EBITDA grows in-line with
projected production growth
– 4x in 4 years
• Free cash flow generation
accelerates as Marcellus
program becomes cash flow
positive
Projected EBITDA
$-
$500
$1,000
$1,500
$2,000
$2,500
2010E 2011E 2012E 2013E 2014E
Projected Free Cash Flow
$-
$200
$400
$600
$800
$1,000
2010E 2011E 2012E 2013E 2014E

2010 and 2011 Preliminary Upstream Guidance
Low High Low High
NYMEX:
Oil - Per Bbl 75.00 $        75.00 $        80.00 $        80.00 $
Gas - Per Mcf 5.50 $          5.50 $          6.50 $          6.50 $
Differentials:
Oil (2.75) $         (3.25) $         (2.75) $         (3.25) $
Gas 94% 98% 94% 98%
Production:
Oil - Mbbls 542             636             609             702
Gas - Mmcf 102,598       120,287       175,199       202,015
Equivalent - Mmcfe 105,850       124,100       178,850       206,225
Per day - Mmcfe/d 290             340             490             565
Operating costs:
Lease operating expenses per Mcfe 0.70 $          0.90 $          0.60 $          0.80 $
Production tax rate 6.0% 7.0% 5.0% 7.0%
Gathering and transportation per Mcfe 0.35 $          0.45 $          0.45 $          0.55 $
DD&A rate per Mcfe 1.30 $          1.50 $          1.30 $          1.50 $
General and administrative per Mcfe 0.60 $          0.70 $          0.40 $          0.50 $
Tax rate 40% 40% 40% 40%
Cash tax rate 0% 0% 0% 0%
Capital expenditures 415 $           465 $           800 $           880 $
2010 2011

Net Asset Value Summary
(1) Unproved Reserves is exclusive of Marcellus Shale assets
In millions, except per share and per unit Low Case High Case
E&P
Proved Reserves - 1.2 Tcfe at $2.00 & $2.50 per Mcfe 2,412 $       3,015 $
Unproved Reserves
(1)
(Conventional) - 1.3 Tcfe at $.20 & $.40 per Mcfe
266 532
Unproved Reserves (Haynesville) - 2.2 Tcfe at $.30 & $.50 per Mcfe
654 1,090
Unproved Reserves (Bossier) - 17 Tcfe GIP (Unknown recovery factors)
- -
BG Group Carry 400 400
Marcellus Core Acreage - 226K acres at $4,000 & $6,000 per acre 904 1,356
Marcellus Non-Core Acreage - 140K acres at $1,000 & $1,500 per acre 140 210
E&P Assets 4,776 $       6,603 $
Midstream
TGGT 270 270
Vernon Gathering 60 60
Midstream Assets 330 $         330 $
Hedges
Hedge Value 400 $         400 $
Total Asset Value
5,506 $       7,333 $
Less:  Net Long-term Debt 895 $         895 $
Equity Value 4,611 $       6,438 $
Fully Diluted Shares 215 215
NAV per Share 21.45 $       29.94 $

EXCO Trading Multiples
(1)
Valuation Analysis
XCO Share $
XCO Peer Average at Peer Average
Share Price (10-1-09) 17.51 $
Market Cap (10-1-09) 3,695 $
Enterprise Value (10-1-09) 4,590 $
Current Proved Reserves (Bcfe) 1,206
Current Production (Mmcfe/d) 235
EBITDA
(2)
2010 668 $
Cash Flow
(2)
2010 608 $
Cash Flow per Share
(2)
2010 2.88 $
EBITDA
(2)
2011 1,036 $
Share Price / Cash Flow per Share 2010 6.1 8.3 25.42 $
Enterprise Value / EBITDA 2010 6.9 8.8 23.62 $
Market Cap / Cash Flow 2010 6.1 8.3 19.67 $
Enterprise Value / Current Proved Reserves 3.81 $            4.96 $            28.35 $
Enterprise Value / Current Production 19,530 $         18,642 $         20.76 $
Enterprise Value / EBITDA 2011 4.4 6.4 27.18 $
(1)     Peer analysis from Thomson First Call as of September 18, 2009 for 2010 & 2011 EBITDA and 2010 Cash Flow per Share.  Enterprise value as of October 1, 2009.  EXCO’s estimates are based on midpoint of projections.
(2)     EBITDA and Cash Flow includes 50% of the EBITDA or Cash Flow from TGGT for the respective year.

1)  Enterprise value based on stock price as of close on October 1, 2009 and proved reserves updated for any announced acquisition or divestitures year to date. XCO’s production based on current production and peer production adjusted for any announced dispositions since Q2.
2)  EBITDA is from Thomson First Call projections for full year 2010 as of September 18, 2009 except for XCO, which is based on XCO’s midpoint of projections.
3)  Share price is as of market close on October 1, 2009, and CF per share for 2010 is from Thomson First Call as September 18, 2009 except for XCO, which is based on XCO’s midpoint of projections.
$18,642
$21,170
$19,801
$19,530
$15,539
$18,058
XCO Avg RRC HK SWN COG
$3.81
$7.23
$6.75
$3.59
$2.29
$4.96
XCO Avg HK SWN RRC COG
Enterprise Value / Daily Production Q2 Actuals Enterprise Value / Current Proved Reserves
6.9
11.6
8.1
7.9
7.6
8.8
XCO Avg RRC SWN HK COG
Enterprise Value / EBITDA
6.1
11.0
7.7
7.4
7.2
8.3
XCO Avg RRC SWN HK COG
Share Price / CF per Share
Peer Valuation Comparison
Valuation Analysis
1
1
3
1,2

(1) Peer analysis from Thomson First Call estimates for 2010 as of September 18, 2009, unless information provided publicly by peer,which was midpoint of peer guidance. Interest expense was based on a Q2 2009 run rate with adjustments made for publicly announced acquisitions, divestitures, or debt offerings.
(2) EBITDA and Capital Expenditures for XCO include 50% of the EBITDA and Capital Expenditures from TGGT.
Peer Valuation Comparison
(1)
Valuation Analysis
• Average peer 2010 EBITDA multiple of 8.8 would equate to EXCO at $23.62 per share
• Average peer 2011 EBITDA multiple of 6.4 would equate to EXCO at $27.18 per share
2010 Estimates XCO COG HK RRC SWN
Production growth rate 35% 15% 35% 15% 30%
EBITDA
(2)
668 $      572 $      1,140 $   790 $      1,823 $
Interest Expense (60) (60) (210) (120) (55)
Cash Flow 608 512 930 670 1,768
Capital Expenditures
(2)
(470) (529) (1,465) (746) (1,812)
Free Cash Flow 138 $   (17) $    (535) $ (76) $    (44) $
Market Cap (10-1-09) 3,695 $   3,538 $   6,907 $   7,391 $   13,876
Enterprise Value (10-1-09) 4,590 4,353 8,964 9,177 14,747
Enterprise Value / EBITDA
(2)
2010 6.9 7.6 7.9 11.6 8.1
Enterprise Value / EBITDA
(2)
2011 4.4 6.9 5.5 7.8 5.3

Asset Overview Investor Presentation October 2009

Waskom
Danville
Vernon
Holly-Caspiana
Texas
Louisiana
Joint Venture Area

East Texas / North Louisiana
Division Overview
Producing wells: 1,380 gross / 769 net
Reserves
Bcfe Gross Net
PD 551
PUD 266        378      166
Total Proved 817
Probable 309        296      158
Possible 1,261     915      255
3P 2,387     1,589   579
Potential 1,403     1,468   541
Total 3,790     3,057   1,120
Locations
Portfolio Highlights
Current production (Mmcfe/d): 177
Reserve life (years): 12.6
Gross acreage (thousands): 250
Net acreage (thousands): 168

Camp
Wood
Upshur
Marion
Claiborne
Union
Bossier
Webster
Lincoln
Harrison
Gregg
Smith
Caddo
Bienville
Jackson
Rusk
Panola
De Soto
Red River
Winn
Cherokee
Shelby
Natchitoches
Nacogdoches
Grant
San Augustine
Sabine
Sabine
Houston
Angelina
Rapides
Trinity
FEET

Haynesville Shale
Asset Overview
Producing horizontal wells: 23 gross / 6 net
Average WI: ~30% Average NRI: ~23%
Reserves
Bcfe Gross Net
PD 39
PUD 81          39        11
Total Proved 120
Probable 71          43        10
Possible 1,016     677      137
3P 1,207     759      158
Potential 1,092     853      240
Total 2,299     1,612   398
Locations
Field Highlights

Haynesville Development History
Measured ramp up to achieve excellence
Vertical
Program
Core
Analysis
Horizontal
Testing
Development
Drilling
Manufacturing
– Test and hold acreage
– Determine best landing zone
– Determine best completion technique
– Evaluate rock properties
– Determine gas in place and reserve recovery
– Optimize stimulation
– Evaluate and hold acreage
– Refine drilling, stimulation, and production techniques
– Drill unit wells and HBP term acreage
– Focus on cost reduction and well optimization
– Test spacing and prepare for multi-well pad drilling
– Shoot seismic to optimize horizontal layout
– Plan to be in “Manufacturing” phase in 2011
– Multi-pad, multi-well drilling and simultaneous completions
Explore
Test
Develop

Gross Gas Rate, MCFD
1/1/2008
1/31/2008
3/1/2008
3/31/2008
4/30/2008
5/30/2008
6/29/2008
7/29/2008
8/28/2008
9/27/2008
10/27/2008
11/26/2008
12/26/2008
1/25/2009
2/24/2009
3/26/2009
4/25/2009
5/25/2009
6/24/2009
7/24/2009
8/23/2009

EXCO Operated Haynesville Shale Production
Currently 16 operated horizontal wells producing
185 Mmcf/d Gross Production
3/24/08:
CHK announces
Haynesville as
significant play
12/4/08:
XCO turns first
horizontal well
to sales
3/14/08:
XCO TD’s first Haynesville
vertical well
8/16/08:
XCO spuds
first horizontal
well
EXCO Haynesville Production East Texas / North Louisiana
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000

Industry Best IP Rates
• Initial production rates
reported on 165 wells
across the Haynesville
shale play
• EXCO’s track record
–
4 of the top 6
– 11 of the top 25
– 15 of the top 39
• Last 2 EXCO wells are
the 2 best wells
– IP’s of 30.1 and 29.6
Mmcf/d
EXCO operated wells
Top 25 Haynesville Shale IP’s
15,000
17,000
19,000
21,000
23,000
25,000
27,000
29,000
31,000

Haynesville Horizontal Production Curves
Consistent results outperforming original estimate and peers
INDUSTRY TYPE CURVES
Horizontal Haynesville Shale - ETX/NLA
0
5,000
10,000
15,000
20,000
25,000
0 30 60 90 120 150 180 210 240 270 300
Production Day
Other Haynesville Operator 1
Other Hayensville Operator 2
EXCO Average Production
EXCO's Initial Type Curve

Drilling and Completion Costs
Realizing significant improvements in well costs with more to come
• Cost reductions primarily
due to decreased drilling
days, improved drilling and
completion processes,
service cost reductions, and
reduced site construction
• Future cost reductions
account for new rig
contracts and continued
improvements in drilling
efficiency
Drilling 22%
Completion 36%
   Total 29%
Q1 - Q3 Reduction
Haynesville Horizontals - Days vs Depth
6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 62 64 66 68 70 72 74
Days from Spud
1st Three Haynesville Wells
Mid Three Haynesville Wells
Last Three Haynesville Wells
$13
$10
$9
$8
Haynesville Drilling & Completion Costs
$0
$2
$4
$6
$8
$10
$12
$14
Q1 2009 Q2 2009 Q3 2009 Future
Drilling Costs Completion Costs

Camp
Upshur
Marion
Claiborne
Union
Bossier
Webster
Lincoln
Harrison
Ouach
Gregg
Smith
Caddo
Bienville
Rusk
Panola
Calc
De Soto
Red River
Winn
Cherokee
Shelby
Natchitoches
Nacogdoches
La Salle
Grant
San Augustine
Sabine
Sabine
Angelina
Rapides
Trinity
FEET

31 Bossier The next frontier Top Bossier Top Haynesville Top Limestone +/- 10,000’ +/- 11,500’ +/- 11,900’ • Potential gas in place on our acreage is ~17 Tcf • Recovery factor to be determined

MARION
BOSSIER
WEBSTER
UNION
LINCOLN
GREGG
HARRISON
RUSK
PANOLA
DESOTO
RED RIVER
BIENVILLE
JACKSON
WOODLAWN SYSTEM
JONESVILLE SYSTEM
KILGORE SYSTEM
ROJO SYSTEM
HOLLY SYSTEM
VERNON SYSTEM
SHREVEPORT
20
49
STATE OF TEXAS
STATE OF LOUISIANA
AREA SHOWN
TEXAS
LOUISIANA
PIPE LEGEND
HAYNESVILLE 36" HEADER SYSTEM
LOGANSPORT EXPANSION
WASKOM EXPANSION
TGG PHASE I
TGG PROPOSED
TGG PROPOSED
TALCO
TGG
ATMOS
CENTERPOINT
CROSSTEX
ENBRIDGE
ENERGY TRANSFER
ET TIGER PROPOSED
GULF SOUTH
NGPL
REGENCY
REGENCY PROPOSED
SNG
TET
TGT
VALERO

32 Midstream East Texas/North Louisiana – Positioned for Growth

SHREVEPORT
HAYNESVILLE
HEADER
HOLLY
SYSTEM
STONEWALL
42" GULF SOUTH
36"
ANSION
POINT
SNG 16"
SNG 14"
CROSSTEX

Haynesville Header System
2009 Plans
• Strategic pipeline installation program
will ensure that EXCO’s produced
gas is transported to gas markets
• Installation of 29 mile pipeline system
of 36 inch pipe operated by TGG
• Pipeline will be installed south of
Shreveport and traverse the Holly
system
• Estimated nominal capacity of 1.2
Bcf/d
• Fully operational early first quarter
2010
• By providing EXCO more takeaway
options, EXCO will realize a better
price through multiple intrastate and
interstate markets

Appalachia
Division Overview
Devonian Sands & Shale
OH
KY
WV
VA
PA
Producing wells: 6,189 gross / 5,620 net
Reserves
Bcfe Gross Net
PD 237
PUD 96                    771                762
Total Proved 333
Probable 88                    641                604
Possible 76                    713                602
3P 497                  2,125             1,968
Potential 6,992 - 12,620 3,865 - 7,004 3,691-6,754
Total 7,489 - 13,117 5,990 - 9,129 5,659 - 8,722
Locations
Portfolio Highlights
Current production (Mmcfe/d): 37
Reserve life (years): 24.7
Gross acreage (thousands): 714
Net acreage (thousands): 640

Focus on the Marcellus
• Largest areal extent of the major
shale plays
– EXCO has 348,000 net acres in the
play
•
Approximately 226,000 net
fairway acres
•
70% of acreage is HBP
•
Key PA average WI 100%,
average NRI 84%
• Massive reserve potential
– ~6 – 11 Tcf potential on EXCO
acreage
• Drilling activity and acreage value
increasing in the play
– Increased service company
presence
• Proximity to Northeast markets
• Attractive returns
Marcellus Fairway
OH
KY
WV
VA
PA

Marcellus Development Strategy
Identified six distinct geologic regions
• Southwest – 54,000 net acres
• Southeast – 18,000 net acres
• Central – 69,000 net acres
• North – 42,000 net acres
• Northeast – 42,000 net acres
• Northwest – minimal acreage
NE
C
SE
SW
NW
N
• Shale thickness
• Reservoir properties
• Pressure
• Maturity
• Gas analysis
• Faulting and fracturing
Regions
Regional Distinctions

Pennsylvania
STERLING RUN GUN CLUB
SNYDER
BONSALL
HILEMAN
LITKE
FLICK
EVANICK
BLOSE
WENTZ
EXCO

• Drill verticals to test the play:
– Obtain additional reservoir data (core,
pressure data, etc.)
– Test drilling, completion, and production
techniques
– Identify horizontal drilling targets
• Acquire seismic
– Identify geologic hazards
– Identify favorable, naturally fractured areas to
target
• Solidify land position
– HBP / Term
– Continue to fill in existing acreage positions
• Identify and develop access to gas
markets
• Increase permit inventory for large
scale development
• Prepare to implement horizontal
program
• Identify and capture growth
opportunities
LOPATOFSKY
Legend
EXCO Drilled Marcellus Wells – 13 wells
Major EXCO Operated 2010 Drilling Areas
Major EXCO Non-Operated 2010 Drilling Areas
Current Activity
Preparing to implement horizontal program

Development Issues
Identifying solutions to potential development issues
• Land
– 70% HBP allows us to dictate pace of development
– Holding our limited term acreage through timely drilling
• Size of play
– “Plays within the Play” requires regional delineation efforts
– Focused on best reservoir / economic areas for development
• Water regulation and disposal requirements
– Six designated staff working on water solutions
– Currently operate 2 disposal wells with 1 additional planned for 2010
– Testing new frac technology that will minimize water usage
– Evaluating recycle initiatives for development phase
• Takeaway capacity and access to markets
– Taps in place and additional in process on existing major pipelines
– Adequate takeaway available for term acreage in NE Pennsylvania
– Delaying some HBP acreage due to timing of new pipeline construction

Forward Looking Statements
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following:
• our future financial and operating performance and results;
• our business strategy;
• market prices;
• our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
• imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
• continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments, such as the events which occurred during the third quarter of 2008 and thereafter, for an extended period of time;
• estimates of reserves and economic assumptions;
• geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
• discovery, acquisition, development and replacement of oil and natural gas reserves;
• cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases;
• receipt and collectibility of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• events similar to those of September 11, 2001;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
•
our ability to effectively integrate companies and properties that we acquire..

PPT-115-OctInvestrNMC-1009
Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable”, “possible”, “potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our
Annual Report on Form 10-K for the year ended December 31, 2008 which is available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.